Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mobile TeleSystems OJSC (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)                                     the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2011
/s/ Andrey A. Dubovskov

Andrey A.Dubovskov
Chief Executive Officer